                JPMORGAN CHASE BANK SECURITIES LENDING AGREEMENT

                               AMENDMENT NO. 1 TO
                                   SCHEDULE A

         THIS AMENDMENT, dated July 17, 2003, amends the Schedule A of the Securities Lending Agreement, dated December 22, 1998 as amended on October 1, 2002 ("Agreement"), between those registered investment companies listed on Schedule A to the Agreement (each a "Customer"), having a place of business at 2005 Market Street, Philadelphia, PA 19103, and JPMorgan Chase Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

Currently Lending:
                                                                                         -----------------
Domestic                                                                                     Approved
                                                                                         -----------------
Titan                                                                                      Yes      No
                                                                                         -------- --------
P50665                                    VIP LARGE CAP VALUE SERIES                        X
                                                                                         -------- --------
P50669                                    VIP BALANCED SERIES                               X
                                                                                         -------- --------
P50670                                    VIP GROWTH OPPORTUNITIES SERIES                   X
                                                                                         -------- --------
P50671                                    DELAWARE DELCHESTER FUND                          X
                                                                                         -------- --------
P50672                                    VIP TREND SERIES                                  X
                                                                                         -------- --------
P50676                                    DELAWARE BALANCED FUND                            X
                                                                                         -------- --------
P50677                                    DELAWARE DEVON FUND                               X
                                                                                         -------- --------
P50684                                    DELAWARE GROWTH OPPORTUNITIES FUND                X
                                                                                         -------- --------
P50685                                    DELAWARE SMALL-CAP VALUE FUND                     X
                                                                                         -------- --------
P82406                                    DELAWARE TREND FUND                               X
                                                                                         -------- --------
P82404                                    DELAWARE DECATUR EQUITY INCOME FUND               X
                                                                                         -------- --------
P82405                                    DELAWARE GROWTH & INCOME FUND                     X
                                                                                         -------- --------
P50679                                    DELAWARE REIT FUND                                X
                                                                                         -------- --------
P50673     (Subject to Restriction 1)     VIP SMALL CAP VALUE SERIES                        X
                                                                                         -------- --------
P50683                                    DELAWARE INVESTMENTS DIVIDEND AND                 X
                                          INCOME, INC.                                   -------- --------

                                                                                         -------- --------
N/A                                       OPTIMUM FIXED INCOME FUND                         X
                                                                                         -------- --------
N/A                                       OPTIMUM INTERNATIONAL FUND                        X
                                                                                         -------- --------
N/A                                       OPTIMUM LARGE CAP GROWTH FUND                     X
                                                                                         -------- --------
N/A                                       OPTIMUM LARGE CAP VALUE FUND                      X
                                                                                         -------- --------
N/A                                       OPTIMUM SMALL CAP GROWTH FUND                     X
                                                                                         -------- --------
N/A                                       OPTIMUM SMALL CAP VALUE FUND                      X
                                                                                         -------- --------

                                                                                         -----------------

International                                                                                Approved
                                                                                         -----------------
Titan                     GTI                                                              Yes      No
                                                                                         -------- --------
P81294                    7689            VIP INTERNATIONAL EQUITY SERIES                  X
                                                                                         -------- --------
P81295                    7690            DPT INTERNATIONAL EQUITY PORTFOLIO               X
                                                                                         -------- --------
P81296                    7691            DPTGLOBAL FIXED INCOME PORTFOLIO                 X
                                                                                         -------- --------
P81297                    7692            DPT LABOR SELECT INT'L EQUITY PORTFOLIO          X
                                                                                         -------- --------
P81298                    7693            DELAWARE  INTERNATIONAL VALUE EQUITY             X
                                          FUND                                           -------- --------

                                                                                         -----------------
International (Continued)                                                                    Approved
                                                                                         -----------------
Titan                                    GTI                                               Yes      No
                                                                                         -------- --------
P81776         (Subject to               9849     DPT EMERGING MARKETS PORTFOLIO            X
               Restriction 2)
                                                                                         -------- --------
P82424                                   13852    DELAWARE GLOBAL DIVIDEND AND INCOME       X
                                                  FUND, INC.                             -------- --------


AGREED AND ACCEPTED:

CUSTOMER                                             JPMORGAN CHASE BANK


By:      Michael P. Bishof                           By:      Christopher Martin
         -----------------------------------                  ------------------------------------
Name:    Michael P. Bishof                           Name:    Christopher Martin
Title:   Senior Vice President/Treasurer             Title:   Vice President
Date:    July 17, 2003                               Date:
                                                              ------------------------------------